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Exhibit 10.2

                            SHARE EXCHANGE AGREEMENT

         THIS SHARE EXCHANGE AGREEMENT (the "Exchange Agreement") is made as of October 1, 2009 (the "Effective Date") by and between Ji Ho Cho ("Cho"),
Seok Kwon Hong ("Hong") and Franklin Wireless Corporation, a Nevada corporation ("Franklin"). Cho and Hong are also sometimes collectively or severally as the context may indicates referred to as the "Major Shareholders"). The Major Shareholders are controlling shareholders of Diffon Corporation, a South Korean corporation (the "Company"').

                                    RECITALS

A. Diffon and Franklin are parties to that certain Common Stock Purchase Agreement ("the "Purchase Agreement").

B. The execution and performance by the Major Shareholders of their obligations under this Exchange Agreement is a condition to the obligations of Franklin under the Purchase Agreement.

C. All terms not specifically defined in this Exchange Agreement shall have the respective meanings set forth in the Purchase Agreement.

In consideration of the mutual covenants and agreements contained herein, including the consideration exchanged between the parties, the receipt and sufficiency of which is hereby acknowledged, each of the parties agrees as follows:

         1. Exchange and Issuance of Common Stock

                  1.1. Exchange of Common Stock. Subject to the terms and conditions of this Agreement, each Major Shareholder agrees to exchange and transfer at the Closing the shares of Common Stock of the Company ("Diffon Common Stock") held by them and identified in Exhibit A hereto for shares of Franklin restricted common stock ("Franklin Common Stock") as set forth on attached Exhibit A. At the Closing, each Major Shareholder shall transfer and deliver to Franklin their respective certificates of Diffon Common Stock as identified in Exhibit A, duly endorsed for transfer, and Franklin shall deliver to each the Major Shareholders a certificate representing the Franklin Common Stock as identified in Exhibit A.

         2. Representations and Warranties.

                  2.1. Representations of the Major Shareholders. The Major Shareholders, for the benefit of Franklin jointly and severally warrant, represent, covenant and agree as follows:

                           (a) The Diffon Common Stock is being transferred to
Franklin, free and clear of all liens, encumbrances, security interests, options, equities and restrictions on transfer. Each Major Shareholder has the full legal power and authority to transfer and deliver the Diffon Common Stock transferred by him pursuant to this Exchange Agreement without the necessity of obtaining the consent of any person or entity. Franklin will receive good, valid and absolute title of the Diffon Common Stock, free from any liens, encumbrances, security interests, options, equities, and restrictions on transfer except as provided herein. There are no voting trusts, proxies, or






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other agreements or understandings with respect to the voting of the Diffon
Common Stock. There are no options or other understandings by which the Company, the Major Shareholders or any third party may receive an interest to the Diffon Common Stock. The Diffon Common Stock represents [20.12%] of the outstanding capital stock of the Company.

                           (b) Neither the execution and delivery of this
Exchange Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Major Shareholders with any of the provisions hereof, will:

                                    (i) violate, conflict with, result in a
breach of any provisions of, constitute a default under, or result in the termination of, accelerate the performance required by or result in the creation of any lien, charge or encumbrance upon any of the shares of Diffon Common Stock under any of the terms or conditions of any note, bond, mortgage, indenture, deed of trust, shareholders' agreement, license, agreement, trust, lease or other instrument or obligation to which either Major Shareholder or the Company, or by which they, the Company or any of their properties or assets may be bound or affected; or

                                    (ii) violate any order, writ, injunction,
decree, or any statute, rule or regulation, applicable to either Major Shareholder or the Company or any of their properties or assets.

                           (c) The Major Shareholders have the authority to
enter into and perform their respective obligations hereunder without the consent or approval of any person or entity. This Exchange Agreement constitutes the valid and legally binding obligation of each Major Shareholder and is enforceable in accordance with its terms.

                           (d) There is no action, suit, proceeding or to the
knowledge of the Major Shareholders, investigation pending or currently threatened against the Major Shareholders that questions the validity of this Exchange Agreement, or the right of the Major Shareholders to enter into the Exchange Agreement, or to consummate the transactions contemplated hereby, nor is there is any basis for the foregoing.

                           (e) There is no suit, existing judgment, action or
legal, administrative, arbitration or other proceeding pending against or affecting the Diffon Common Stock in any court or before any governmental agency or authority. Neither Major Shareholder nor the Company is in default with respect to any order, writ, injunction or decree of any federal, state, county, local or foreign court, department, agency, or instrumentality.

                           (f) The Major Shareholders have disclosed all
material facts respecting the Company and the Diffon Common Stock. No representation, warranty or other statement made by the Major Shareholders herein or in any certificate or written statement furnished to Franklin contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

                           (g) The Major Shareholders have reviewed the
representations and warranties of the Company set forth in the Purchase Agreement and reaffirm, adopt and independently make all of the representations and warranties of the Company set forth in the Purchase Agreement as though set forth in full herein.


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                           (h) As to the Franklin Common Stock, each Major
Shareholder is acquiring the Franklin Common Stock for his own account and not with a view to distribution within the meaning of Section 2(11) of the US Securities Act of 1933, as amended (the "Securities Act"). Each Major Shareholder is an "accredited investor" as such term is defined in Rule 501(a) under the Securities Act.

                           (i) The Major Shareholders understand and acknowledge
that all information, documents and records requested by them pertaining to an investment in the Franklin Common Stock have been made available to the Major Shareholders who have had a reasonable opportunity to ask questions of and receive answers from Franklin, and all such questions have been answered to the full satisfaction of the Major Shareholders.

                           (j) The Major Shareholders acknowledge and understand
that the shares of Franklin Common Stock have not been registered or qualified under the Securities Act, or qualified under the securities laws of any state in reliance on exemptions from registration and qualification for non-public offerings. Franklin is relying upon the "safe harbor" provided by Regulation S promulgated under the Securities Act by the U.S. Securities and Exchange Commission ("SEC") for offers and sales of securities occurring outside the United States ("Regulation S") and/or on Section 4(2) under the Securities Act;
(iii) that it is a condition to the availability of the Regulation S safe harbor that the Franklin Common Stock not be offered or sold in the United States or to a U.S. Person until the expiration of a period of one year following the Closing; (iv) that, notwithstanding the foregoing, prior to the expiration of one year after the Closing (the "Restricted Period"), the Stock may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Exchange Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person. The foregoing restrictions are binding upon subsequent transferees of the Franklin Common Stock, except for transferees pursuant to an effective registration statement. The Major Shareholders understand that the shares of Franklin Common Stock may not be sold and must be held indefinitely unless (a) they are subsequently registered under the Securities Act and qualified under any applicable state securities laws, or (b) Franklin receives the written opinion of counsel reasonably acceptable to Franklin that registration is not required. The Major Shareholders agree to resell the Franklin Common Stock only in accordance with the provisions of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration. The Major Shareholders agree not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

                           (k) The Major Shareholders have incurred no
obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Exchange Agreement.

                           (1) The Major Shareholders acknowledge and understand
that the certificates representing the Franklin Common Stock will contain legends reflecting the restricted nature of the shares and such other matters as counsel for Franklin may advise in order to comply with the Securities Act or the securities law of any state.


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                  2.2. Representations of Franklin. Franklin for the benefit of the Major Shareholders warrant, represent, covenant and agree as follows:

                           (a) The Franklin Common Stock is being transferred to
the Major Shareholders, free and clear of all liens, encumbrances, security interests, options, equities and restrictions on transfer except as provided herein. Franklin has the legal power and authority to transfer and deliver the Franklin Common Stock issued by it pursuant to this Exchange Agreement without the necessity of obtaining the consent of any person or entity. The Major Shareholders will receive good, valid and absolute title of the Franklin Common Stock, free from any liens, encumbrances, security interests, options, equities, and restrictions on transfer except as provided herein and except for restrictions under the Securities Act or applicable state securities laws.

                           (b) Neither the execution and delivery of this
Exchange Agreement nor the consummation of the transactions contemplated hereby, nor compliance by Franklin with any of the provisions hereof, will:

                                    (i) violate, conflict with, result in a
breach of any provisions of, constitute a default under, or result in the termination of, accelerate the performance required by or result in the creation of any lien, charge or encumbrance upon any of the shares of Franklin Common Stock under any of the terms or conditions of any note, bond, mortgage, indenture, deed of trust, shareholders' agreement, license, agreement, trust, lease or other instrument or obligation to which Franklin, or by which it or any of its properties or assets may be bound or affected; or violate any order, writ, injunction, decree, or any statute, rule or regulation, applicable to Franklin or any of its properties or assets.

                           (c) Franklin has the authority to enter into and
perform its obligations hereunder without the consent or approval of any person or entity. This Exchange Agreement constitutes the valid and legally binding obligation of Franklin and is enforceable in accordance with its terms.

                           (d) There is no action, suit, proceeding or to the
knowledge of Franklin, investigation pending or currently threatened against Franklin that questions the validity of this Exchange Agreement, or the right of Franklin to enter into the Exchange Agreement, or to consummate the transactions contemplated hereby, nor to its knowledge is there is any basis for the foregoing.

                           (e) There is no suit, existing judgment, action or
legal, administrative, arbitration or other proceeding pending against or affecting the Franklin Common Stock in any court or before any governmental agency or authority.

                           (f) Franklin has reviewed its the representations and
warranties set forth in the Purchase Agreement and reaffirms, adopts and independently makes all of its representations and warranties set forth in the Purchase Agreement as though set forth in full herein


                                       4




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                           (g) Franklin has incurred no obligation or liability,
contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Exchange Agreement.

         3. Right to Rescind. During the one year period following the Closing (the "Rescission Period"), the Majority Shareholders acting together have the right and option to rescind the exchange of Diffon Common Stock for Franklin Common Stock acquired by them pursuant to the terms of this Exchange Agreement. The right to rescind must be exercised by written notice signed by both Major Shareholders and delivered to Franklin during the Rescission Period. Concurrently with the exercise of the right of rescission (a) the Major Shareholders shall deliver to Franklin the Franklin Common Stock, duly endorsed for cancellation to Franklin, free and clear of all liens, encumbrances, security interests, options, equities and restrictions on transfer; and (b) as soon as practicable thereafter Franklin shall deliver to the Major Shareholders the Diffon Common Stock, duly endorsed for transfer to the Major Shareholders, free and clear of all liens, encumbrances, security interests, options, equities and restrictions on transfer. Upon effecting the foregoing transfers, the parties shall have no further obligations under this Exchange Agreement excepting any obligation or liability already accrued as the result of any breach of a party's representation, warranty, covenant or undertaking.

         4. Further Assurances. Each party to this Exchange Agreement will execute all instruments and documents and take all actions as may be reasonably required to effectuate this Agreement.

         5. Venue and Jurisdiction. This Exchange Agreement will be governed by and construed in accordance with the laws of the State of California. For purposes of venue and jurisdiction, this Exchange Agreement will be deemed made and to be performed in San Diego County, California, USA. Venue for all purposes will lie exclusively with the state and federal courts located in San Diego County, California, USA. Each party hereby submits to the jurisdiction of such courts.

         6. Counterparts and Exhibits. This Exchange Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will constitute one document. All exhibits referred to in this Agreement are attached to this Exchange Agreement and incorporated by reference.

         7. Time of Essence. Timely, strict and punctual performance are of the essence with respect to each provision of this Agreement.

         8. Headings and Interpretation. The headings of the Sections of this Exchange Agreement have been included only for convenience, and may not be deemed in any manner to modify or limit any of the provisions of this Exchange Agreement, or be used in any manner in the interpretation of this Exchange Agreement. Whenever the context so requires in this Agreement, all words used in the singular will be construed to have been used in the plural (and vice versa), each gender will be construed to include any other genders, and the word "person" will be construed to include a natural person, corporation, firm, partnership, joint venture, trust, estate, or any other entity. Each party to this Exchange Agreement has reviewed and revised this Exchange Agreement. Each party to this Exchange Agreement has had the opportunity to have such party's legal counsel review and revise this Exchange Agreement. The rule of construction that any ambiguities are to be resolved against the drafting party

                                       5




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will not be employed in the interpretation of this Exchange Agreement or of any amendments or exhibits to this Exchange Agreement.

         9. Successors-in-Interest and Assigns. This Exchange Agreement is binding on and inures to the benefit of the successors-in-interest and assigns of each party to this Agreement.

         10. Fees and Expenses. Each party agrees to pay his or its own expenses incident to the performance of his or its obligations hereunder.

         11. Notices. All notices or other communications required or permitted to be given to a party to this Exchange Agreement will be in writing and will be personally delivered, sent by certified mail, postage prepaid, return receipt requested, or sent by an overnight express courier service that provides written confirmation of delivery, to the party at its address as set forth below each party's signature. Each notice or other communication will be deemed given, delivered and received upon its actual receipt, except that if it is sent by mail in accordance with this Section, then it will be deemed given, delivered and received three days after the date the notice or other communication is deposited with the United States Postal Service in accordance with this Section. Any party to this Exchange Agreement may give a notice of a change of its address to the other party(ies) to this Exchange Agreement.

         12. Waiver. Any waiver of a default under this Exchange Agreement must be in writing and will not be a waiver of any other default concerning the same or any other provision of this Agreement. No delay or omission in the exercise of any right or remedy will impair such right or remedy or be construed as a waiver. A consent to or approval of any act will not be deemed to waive or render unnecessary consent to or approval of any other or subsequent act.

         13. Prior Understandings. This Exchange Agreement and the Purchase Agreement contain the entire agreement between the parties to this Exchange Agreement with respect to the subject matter of this Exchange Agreement, is intended as a final expression of the parties' agreement with respect to the terms as are included in this Exchange Agreement and the Purchase Agreement, is intended as a complete and exclusive statement of the terms of the parties' agreements and understandings, and supersedes the Investment Memorandum dated September 8, 2009, and all negotiations, stipulations, understandings, agreements, representations and warranties, if any, with respect to the subject matter, which precede the execution of this Exchange Agreement.

         14. Modifications. This Exchange Agreement may be modified only by a writing executed by the party(ies) to this Exchange Agreement against whom enforcement of such modification is sought.

         15. Partial Invalidity. Each provision of this Exchange Agreement will be valid and enforceable to the fullest extent permitted by law. If any provision of this Exchange Agreement or the application of the provision to any person or circumstance will, to any extent, be invalid or unenforceable, the remainder of this Exchange Agreement, or the application of the provision to persons or circumstances other than those as to which it is held invalid or unenforceable, will not be affected by such invalidity or unenforceability, unless the provision or its application is essential to this Exchange Agreement.


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         16. Indemnification; Survival of Representations and Warranties.
Franklin and its officers, directors, employees and shareholders shall be indemnified and held harmless by the Major Shareholders for and against any and all losses, claims or liabilities arising out of or resulting from: (a) the breach of any representation or warranty made by the Major Shareholders contained in this Exchange Agreement; or (b) the breach of any of the Major Shareholders' covenants or agreements contained in this Exchange Agreement; and
(c) any and all reasonable costs and expenses, including reasonable legal fees and expenses, in connection with enforcing the indemnification rights of Franklin under this Section 16. The representations and warranties of the parties hereto contained in this Exchange Agreement shall survive the Closing regardless of any investigation made by or on behalf of Franklin or the Major Shareholders for a period of three (3) years after the Closing; provided, however, that the representations and warranties contained in Section 2.1(a) and
(c), Section 2,1(k) and 2.2 (g) shall survive the Closing indefinitely.

         IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the Effective Date.

                                       MAJOR SHAREHOLDERS:

                                       /s/ Cho, Ji Ho
                                       --------------------------------
                                       Ji Ho Cho

                                       Digital Tower Aston 1505
                                       505-15 Gasan, Geumcheon
                                       Seoul 153-803381
                                       Telefax: 82.2.2082.8920

                                       /s/ Seok Kwon Hong
                                       --------------------------------
                                       Seok Kwon Hong

                                       Digital Tower Aston 1505
                                       505-15 Gasan, Geumcheon
                                       Seoul 153-803381
                                       Telefax: 82.2.2082.8920


                                       FRANKLIN:

                                       By:  /s/ OC Kim
                                            ----------------------------
                                            OC Kim

                                       Title:  President
                                               -------------------------

                                       5440 Morehouse Dr, Suite 1000
                                       San Diego, CA 92121, USA
                                       Telefax: 858-623-0050

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                                   EXHIBIT A



TRANSFER BY MAJOR SHAREHOLDERS TO FRANKLIN:

NAME OF MAJOR SHAREHOLDER                         NUMBER OF SHARES
                                                  TRANSFERRED TO
                                                  FRANKLIN
--------------------------------------------------------------------------

Ji Ho Cho                                         320,000

Seok Kwon Hong                                    120,000

--------------------------------------------------------------------------
TRANSFER BY FRANKLIN TO MAJOR SHAREHOLDERS:
--------------------------------------------------------------------------

NAME OF MAJOR SHAREHOLDER                         NUMBER OF SHARES
                                                  TRANSFERRED FROM
                                                  FRANKLIN
--------------------------------------------------------------------------
Ji Ho Cho                                         399,850

Seok Kwon Hong                                    150,150
--------------------------------------------------------------------------